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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  August 20, 1999


                 Salomon Brothers Mortgage Securities VII, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


Delaware                                    333-72647-07            13-3439681
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(State or Other Jurisdiction                (Commission               (IRS Employer
of Incorporation)                           File Number)            Identification No.)


388 Greenwich Street, New York, New York                            10013
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code  (212) 783-5635

Seven World Trade Center, New York, New York, 10048
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

         On August 20, 1999, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Series 1999-C1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 1999, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Salomon Brothers Realty Corp. ("SBRC") and Llama Capital Mortgage Company Limited Partnership ("Llama") as mortgage loan sellers (SBRC and Llama together in such capacity, the "Mortgage Loan Sellers"), GMAC Commercial Mortgage Corporation as masters servicer (the "Master Servicer"), BNY Asset Solutions LLC as special servicer (the "Special Servicer"), and The Chase Manhattan Bank as trustee (the "Trustee"). The Certificates will consist of 18 classes identified as the "Class X Certificates", the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class R-I Certificates", the "Class R-II Certificates", the "Class R-III Certificates" and the "Class Y Certificates", respectively. The Certificates were issued in exchange for, and to evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of 213 multifamily and commercial mortgage loans (the "Mortgage Loans"), having, as of the close of business on August 1, 1999 (the "Cut-off Date"), an aggregate principal balance of $734,852,899, (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired the Mortgage Loans from the Mortgage Loan Sellers, pursuant to certain mortgage loan purchase agreements between the Depositor and each of the Mortgage Loan Sellers. SBRC is an affiliate of the Depositor. The Depositor transferred the Mortgage Loans to the Trustee for the benefit of the holders of the Certificates. The Depositor sold the Class X, Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class F Certificates to Salomon Smith Barney Inc. ("SSBI") and Bank of America Securities LLC ("BAS") as underwriters (SSBI and BAS together in such capacity, the "Underwriters"), pursuant to an underwriting agreement dated as of August 5, 1999 (the "Underwriting Agreement"), among the Sponsor and the Underwriters. A form of the Pooling and Servicing Agreement is attached hereto as Exhibit 99.1, and a form of Underwriting Agreement is attached hereto as Exhibit 99.2.

         The Class A-1 Certificates have an initial aggregate principal balance (a "Certificate Balance") of $167,874,000. The Class A-2 Certificates have an initial Certificate Balance of $355,708,000. The Class B Certificates have an initial Certificate Balance of $38,580,000. The Class C Certificates have an initial Certificate Balance of $38,580,000. The Class D Certificates have an initial Certificate Balance of $11,023,000. The Class E Certificates have an initial Certificate Balance of $27,557,000. The Class F Certificates have an initial Certificate Balance of $11,022,000. The Class X Certificates have an initial notional amount of $734,852,898.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c)  Exhibits:

Exhibit No.       Description
99.1              Pooling and Servicing Agreement

99.2              Underwriting Agreement


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  August 30, 1999

                                          SALOMON BROTHERS MORTGAGE
                                             SECURITIES VII, INC.

                                          By: /s/ Angela Hutzel
                                             ___________________________________
                                             Name: Angela Hutzel
                                             Title: Assistant Vice President

                                  EXHIBIT INDEX


                  The following exhibits are filed herewith:


Exhibit No.
------------
99.1              Pooling and Servicing Agreement

99.2              Underwriting Agreement




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